UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 5, 2021
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2021-C59
(Central Index Key Number 0001851817)

(Exact name of issuing entity)

Argentic Real Estate Finance LLC

(Central Index Key Number 0001624053)

LMF Commercial, LLC

(Central Index Key Number 0001592182)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

UBS AG

(Central Index Key Number 0001685185)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-226486-19	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina		28202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On May 5, 2021, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of May 1, 2021 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of the Wells Fargo Commercial Mortgage Trust 2021-C59, Commercial Mortgage Pass-Through Certificates, Series 2021-C59.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced Servicing Agreement (if any)
MGM Grand & Mandalay Bay	4.5	4.2
Seacrest Homes	4.6	N/A
Phoenix Industrial Portfolio V	4.7	4.3
Seaport Homes	4.8	N/A
Southeast G6 Portfolio	4.9	N/A
Crescent Gateway	4.10	4.4
Herndon Square	4.11	N/A

The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class A-5, Class A-5-1, Class A-5-2, Class A-5-X1, Class A-5-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $715,568,000, were sold to Wells Fargo Securities, LLC (“WFS”), Barclays Capital Inc. (“Barclays”), UBS Securities LLC (“UBS”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel Hamilton”) and Siebert Williams Shank & Co., LLC (“Siebert Williams” and, together in such capacity with WFS, Barclays, UBS, Academy and Drexel Hamilton, the “Underwriters”), pursuant to the underwriting agreement, dated as of April 22, 2021 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

On May 5, 2021, the Registrant also sold the Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR, Class V and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $110,485,065, to WFS, Barclays, UBS, Academy, Drexel Hamilton, and Siebert Williams (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of April 22, 2021, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2021-C59 (the “Issuing Entity”), a common law trust fund formed on May 5, 2021 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of sixty-three (63) commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Argentic Real Estate Finance LLC (“AREF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of April 22, 2021, between the Registrant and AREF, (ii) LMF Commercial, LLC (“LMF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of April 22, 2021, between the Registrant and LMF, (iii) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of April 22, 2021, between the Registrant and WFB, (iv) UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of April 22, 2021, between the Registrant and UBS AG, (v) BSPRT CMBS Finance, LLC (“BSPRT”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of April 22, 2021, between the Registrant, BSPRT and Benefit Street Partners Realty Trust, Inc., and (vi) Barclays Capital Real Estate Inc. (“BCREI”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of April 22, 2021, between the Registrant, BCREI and Barclays Capital Holdings Inc.,

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated April 23, 2021 and as filed with the Securities and Exchange Commission on May 5, 2021. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of May 5, 2021.

On May 5, 2021, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $715,568,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $6,533,655, were approximately $804,126,005. Of the expenses paid by the Registrant, approximately $141,000 were paid directly to affiliates of the Registrant, $1,947,538 in the form of fees were paid to the Underwriters, $439,879 were paid to or for the Underwriters and $4,005,238 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-226486) was originally declared effective on September 10, 2018.

Credit Risk Retention

On the Closing Date, Argentic Securities Holdings Cayman Limited (a majority-owned affiliate of the Retaining Sponsor (as defined in the Pooling and Servicing Agreement)) purchased (i) the Risk Retention Certificates (as defined in the Pooling and Servicing Agreement) for $41,545,065 (representing approximately 0.81% of the fair value of all Classes of Regular Certificates (as defined in the Pooling and Servicing Agreement), based on actual sale prices and finalized tranche sizes) pursuant to the Certificate Purchase Agreement; and (ii) the VRR Interest (as defined in the Pooling and Servicing Agreement) representing approximately 4.20% of the Certificate Balance, Notional Amount or Percentage Interest, as applicable, of each Class of Regular Certificates. If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $43,858,058, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Regular Certificates, excluding accrued interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s preliminary prospectus dated April 16, 2021 and as filed with the Securities and Exchange Commission on April 19, 2021 under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of April 22, 2021, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Barclays Capital Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of May 1, 2021, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement governing the issuance of the BX 2020-VIVA certificates, dated as of May 5, 2020, among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of December 1, 2020, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the GS Mortgage Securities Trust 2020-GSA2, Commercial Mortgage Pass-Through Certificates, Series 2020-GSA2.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of March 1, 2021, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BBCMS Mortgage Trust 2021-C9, Commercial Mortgage Pass-Through Certificates, Series 2021-C9.
Exhibit 4.5	Amended and Restated Agreement Between Noteholders, dated as of July 23, 2020, by and among Citi Real Estate Funding Inc., as Initial Noteholder of Note A-5, Note A-9, Note B-5-A, Note B-9-A and Note B-5-B, Barclays Capital Real Estate Inc., as Initial Noteholder of Note A-6, Note B-6-A and Note B-6-B, German American Capital Corporation, as Initial Noteholder of Note A-7, Note B-7-A and Note B-7-B, Societe Generale Financial Corporation, as Initial Nteholder of Note A-8, Note A-12, Note B-8-A, Note B-12-A and Note B-8-B,

Barclays Bank PLC, as Initial Noteholder of Note A-10 and Note B-10-A, Deutsche Bank AG, New York Branch, as Initial Noteholder of Note A-11 and Note B-11A, Wilmington Trust, National Association, as Trustee on behalf of the Registered Holders of the BX Commercial Mortgage Trust 2020-VIVA, Commercial Mortgage Pass-Through Certificates, Series 2020-VIVA, as Initial Noteholder of Note A-1, Note A-2, Note A-3, Note A-4, Note B-1-A, Note B-2-A, Note B-3-A, Note B-4-A, Note B-1-B, Note B-2-B, Note B-3-B, Note B-4-B, Note C-1, Note C-2, Note C-3 and Note C-4 and Citibank, N.A., as Initial Agent.
Exhibit 4.6	Co-Lender Agreement, dated as of May 5, 2021, by and between BSPRT CMBS Finance, LLC, as Note A-1 Holder and BSPRT CMBS Finance LLC, as Note A-2 Holder.
Exhibit 4.7	Agreement Between Note Holders, dated as of December 28, 2020, by and between Argentic Real Estate Finance LLC, as Note A-1 Holder, UBS AG, as Note A-2 Holder, Argentic Real Estate Finance LLC, as Note A-3 Holder, UBS AG, as Note A-4 Holder and Argentic Real Estate Finance LLC, as Note A-5 Holder.
Exhibit 4.8	Co-Lender Agreement, dated as of March 10, 2021, by and between BSPRT CMBS Finance, LLC, as Note A-1 Holder and BSPRT CMBS Finance, LLC, as Note A-2 Holder.
Exhibit 4.9	Intercreditor Agreement, dated as of April 1, 2021, by and between Argentic Real Estate Finance LLC, as Senior Lender and Kore Fund Ltd., as Mezzanine Lender.
Exhibit 4.10	Co-Lender Agreement, dated as of March 10, 2021, by and between BSPRT CMBS Finance, LLC, as Note A-1 Holder and BSPRT CMBS Finance, LLC, as Note A-2 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of May 5, 2021, between BSPRT CMBS Finance, LLC, as Note A-1 Holder, BSPRT CMBS Finance LLC, as Note A-2 Holder and BSPRT CMBS Finance LLC, as Note A-3 Holder
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 5, 2021.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 5, 2021 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 5, 2021.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of April 22, 2021, between Argentic Real Estate Finance LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of April 22, 2021, between LMF Commercial, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of April 22, 2021, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of April 22, 2021, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of April 22, 2021, between BSPRT CMBS Finance, LLC, as seller, Benefit Street Partners Realty Trust, Inc. and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of April 22, 2021, between Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc. and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2021	WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.
(Registrant)

	By:	/s/ A.J. Sfarra
Name: A.J. Sfarra
Title: Managing Director